CAPITAL STRUCTURE

Common Stock
------------

As of December 23, 1999 the Company had 11,779,670 (1) shares of Common Stock issued and outstanding.

Options
-------
                                                           Expiration
Directors
                         $1.55       11,112     Vested     08/19/02
                         $2.04       11,112     Vested     08/19/02
                         $2.91       11,112     Vested     11/17/03
                         $1.61       10,000     Vested     08/04/04

   Total Directors                   43,336

Employees (Vested)       $2.25      474,000(2)  Vested     12/21/01
                         $2.50       40,000(3)  Vested     12/31/01
                         $2.50       19,445     Vested     08/01/00
                         $2.70       55,556     Vested     12/31/02
                         $3.04        1,112     Vested     01/28/01
                         $3.60       87,461     Vested     03/03/00-12/31/02
                         $3.72        1,112     Vested     08/31/00
                         $4.05        1,112     Vested     11/30/00
                         $5.40       33,200     Vested     03/03/00-12/31/01
                         $5.63        1,112     Vested     05/31/00
                         $7.20       38,523     Vested     12/31/01
                         $9.00       11,112     Vested     12/31/01

     Total Employees (Vested)       763,745
     Total Vested
      (Directors and Employees)     807,081

(1) Includes 50,000 shares not vested at December 23, 1999.
(2) Exercisable January 1, 2000. Each holder has agreed to exercise these options with outstanding promissory notes of Bion upon certain conditions. See Exhibits 10.5 - 10.12 above.
(3) Holder has agreed to exercise using outstanding long term payable of Bion upon certain conditions.

Employees (Non-vested)
                                        Vesting Dates         Expiration

                   $2.50    340,000   01/01/00-06/30/02   12/31/01-06/30/03
                   $3.60    220,707   08/16/99-04/30/02   12/31/02
                   $5.40     16,134   02/03/00-09/01/00   12/31/02
                   $7.20    213,495   03/04/00-08/16/02   12/31/01-12/31/02
                  $13.50    176,988   04/30/00-04/30/02   12/31/02

Total Non-vested            967,324

Total Employees
and Directors             1,774,405


Warrants
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As of December 23, 1999, the Company has the following warrants outstanding:

Warrant           Shares       Expiration Date         Exercise Price

Class AA.01        15,000          (1)                      5.40
Class D2P*      2,500,000          (2)                      1.75
Class D2C**     2,500,000          (3)                      2.50
Class G-5.1         1,115          (4)                      2.70
Class G-5.2           919          (5)                      2.70
Class G-6           3,148          (6)                      5.40
Class G-8          27,779          (7)                      5.40
Class H-1          11,112          (8)                      4.50
Class H-2          16,112          (9)                      2.70
Class H-9          11,112         (10)                      9.00
Class H-9.1        11,112         (11)                     11.25
Class H-9.2        11,112         (12)                      7.20
Class H-9.3        11,112         (13)                     13.50
Class H-9.4        11,112         (14)                      5.40
Class H-10         18,519         (15)                      3.60
Class H-16***      38,000         (16)                      2.25
Class I-1           4,167         (17)                      5.40
Class X****     1,116,012         (18)                      8.00
Class Z*****    6,323,884         (19)                     13.50

               12,631,327                           $ 1.75-13.50


* See Item 5, paragraph 1c) for a description of the transaction related to this Class D2P Warrant and the actual warrant agreement at Exhibit 10.2 above.

** See Item 5, paragraph 1a) for a description of the transaction related to this Class D2C Warrant and the actual warrant agreement at Exhibit 10.1 above. Class D2C will be issued on 01/01/00.

*** Holders have agreed to exercise by cancellation of promissory notes of Bion on certain conditions. See Exhibits 10.5 - 10.12 above.

**** Holders of 502,146 Class X Warrants have agreed to participate in a future registered exchange offer subject to terms and conditions. See Exhibits 10.4
- 10.12 above.

***** Holders of 5,937,823 Class Z Warrants have agreed to participate in a future registered exchange offer subject to certain terms and conditions. See Exhibits 10.4 - 10.12 above.

(1) Class AA.01 warrants may be exercised to purchase 15,000 shares of common stock for approximately a 28 month period beginning August 12, 19999 and ending December 31, 2001.

(2) Class D2P warrants may be exercised to purchase 2,500,000 shares of common stock for a 60 month period beginning December 23, 1999 and ending December 31, 2004.

(3) Class D2C warrants may be exercised to purchase 2,500,000 shares of common stock for a 54 month period beginning January 1, 2000 and ending June 30, 2004.

(4) Class G-5.1 warrants may be exercised to purchase 1,115 shares of common stock for a 60 month period beginning January 22, 1996 and ending January 21, 2001.

(5) Class G-5.2 warrants may be exercised to purchase 919 shares of common stock for a 60 month period beginning September 13, 1996 and ending September 12, 2001.

(6) Class G-6 warrants may be exercised to purchase 3,148 shares of common stock for a 60 month period beginning April 21, 1997 and ending April 20, 2002.

(7) Class G-8 warrants may be exercised to purchase 27,779 shares of common stock for a 37 month period beginning June 5, 1997 and ending June 30, 2000.

(8) Class H-1 warrants may be exercised to purchase 11,112 shares of common stock for a 60 month period beginning August 21, 1996 and ending August 20, 2001.

(9) Class H-2 warrants may be exercised to purchase 16,112 shares of common stock for a 60 month period beginning August 21, 1996 and ending August 20, 2001.

(10) Class H-9 Warrants may be exercised to purchase 11,112 shares of common stock for a 47 month period beginning February 1, 1997 and ending December 31, 2001.

(11) Class H-9.1 Warrants may be exercised to purchase 11,112 shares of common stock for a 47 month period beginning February 1, 1997 and ending December 31, 2001.

(12) Class H-9.2 Warrants may be exercised to purchase 11,112 shares of common stock for a 47 month period beginning February 1, 1997 and ending December 31, 2001.

(13) Class H-9.3 Warrants may be exercised to purchase 11,112 shares of common stock for a 47 month period beginning February 1, 1997 and ending December 31, 2001.

(14) Class H-9.4 Warrants may be exercised to purchase 11,112 shares of common stock for a 47 month period beginning February 1, 1997 and ending December 31, 2001.

(15) Class H-10 may be exercised to purchase 18,519 shares of common stock for a 50 month period beginning November 2, 1998 and ending December 31, 2002.

(16) Class H16 may be exercised to purchase 38,000 shares of common stock for a 24 month period beginning January 1, 2000 and ending December 31, 2002.

(17) Class I-1 warrants may be exercised to purchase 4,167 shares of common stock for approximately a 42 month period beginning June 9, 1998 and ending December 31, 2001.

(18) Class X may be exercised to purchase 1,116,012 shares of common stock for a 24 month period beginning January 1, 2000 and ending December 31, 2001.

(19) Class Z warrants may be exercised to purchase 6,323,884 shares of common stock for a 24 month period beginning January 1, 2000 and ending December 31, 2001.

At December 23, 1999, there were warrants exercisable to purchase 153,431 shares of common stock.

Convertible Notes
-----------------

The following notes can be converted, in whole or in part, at the holders option into shares of common stock at a price of $1.80 per share.

                         Note Amount          Underlying Shares of Stock
                                                    (at 12/20/99)

*LoTayLingKyur, Inc.     $1,147,681.72                  637,601

*LTLK                      $278,116.13                  154,509
 Defined Benefit
 Plan

*Dublin Holding,         $1,650,000.00                  916,667
  Ltd.

*H. Northrop               $328,986.47                  182,771

TOTAL                    $3,404,784.32                1,891,488

*Holders of the notes have agreed to convert under certain conditions. See Exhibits 10.4 and 10.9 above.

Long Term Notes
---------------

**The company has $1,208,955.80 in long term notes due on December 31, 2001.

**Holders have agreed to exercise outstanding options/warrants under certain conditions in exchange for the notes. See Exhibits 10.5 - 10.12 above.